                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       June 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    RBS Partners, L.P.
                                        Its:   General Partner

                                        By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:     /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  June 15, 2016

2.  RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       June 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:    ESL Investments, Inc.
                                        Its:   General Partner

                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  June 15, 2016

3.  ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200, Bay
                                        Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       June 13, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading       Sears Hometown and Outlet Stores, Inc.
Symbol:                                 [SHOS]

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:    /s/ Edward S. Lampert
                                               ---------------------------------
                                        Name:  Edward S. Lampert
                                        Title: Chief Executive Officer
                                        Date:  June 15, 2016